March 8, 2000

Dear Contractholder:

As a Visionary Choice Variable Annuity(TM) contractholder, we are providing you with annual fund reports from Visionary Choice's(TM) fund managers. Please note that we have furnished only reports for those fund companies in which you are invested as of December 31, 1999. These reports will provide an update on each fund's performance as of December 31, 1999.

We hope you find this information helpful. Should you have any questions concerning your Visionary Choice Variable Annuity(TM) from IL Annuity and Insurance Company, please don't hesitate to call our Service Center at :
888-232-6486.

As always, we appreciate and value your business.

Sincerely,

/s/Greg Carney
Greg Carney
President


The following document accompanied this letter to contract owners and is hereby incorporated by reference:

Document 1. The Annual Report of Royce Capital Fund dated December 31, 1999, that was filed with the Securities and Exchange Commission on March 15, 2000 (File No. 811-07537).